Propanc Biopharma Completes Scientific Advice Meeting with MHRA

Company Receives Guidance on the Investigational Medicinal Product Manufacturing Program for PRP.

MELBOURNE, AUSTRALIA, April 10, 2018-- Propanc Biopharma Inc. (OTCQB: PPCB) (“Propanc Biopharma” or the “Company”), a clinical stage biopharmaceutical company focusing on development of new and proprietary treatments for cancer patients suffering from solid tumors such as pancreatic, ovarian and colorectal cancers, today announced the completion of a scientific advice meeting with the Medicines and Healthcare Products Regulatory Agency (MHRA), UK, regarding the investigational medicinal product (IMP) manufacturing program for PRP, the Company’s lead product candidate. A number of topics were raised and clarified regarding the preparation of a clinical trial application (CTA) for a First-In-Human study in the UK. Key topics included the definition of starting material under Good Manufacturing Practice (GMP) principles, as well as certain tests to be conducted as part of the ongoing quality assurance and control requirements for manufacture of a biological product for human use.

“The meeting with the MHRA was a very important step for the Company, as it helped us to clarify the requirements for our upcoming IMP manufacture of PRP,” said Dr Julian Kenyon, Propanc Biopharma’s Chief Scientific Officer. “Our Management team continues to work closely with our development partners to conduct the necessary activities that we believe, with the right justification, will support the approval of our first CTA in the UK.”

PRP is a solution for intravenous administration of a combination of two pancreatic proenzymes trypsinogen and chymotrypsinogen. Currently progressing towards a First-In-Human study, PRP aims to prevent tumor recurrence and metastasis from solid tumors. Eighty percent of all cancers are solid tumors and metastasis is the main cause of patient death from cancer. According to the World Health Organization, 8.2 million people died from cancer in 2012. Consequently, a report by IMS Health states innovative therapies are driving the global oncology market to meet demand, which is expected to reach $150 billion by 2020. The Company’s initial target patient populations are pancreatic, ovarian and colorectal cancers, representing an estimated combined market segment of $14 billion in 2020, according to GBI Research.

To view Propanc Biopharma’s “Mechanism of Action” video on anti-cancer product candidate, PRP, please click on the following link: http: //www.propanc.com/news-media/video

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About Propanc Biopharma:

Propanc Biopharma is a clinical stage biopharmaceutical company developing new cancer treatments initially for patients suffering from pancreatic, ovarian and colorectal cancers. We have developed a formulation of anti-cancer compounds, which exert a number of effects designed to control or prevent tumors from recurring and spreading throughout the body. Our products involve or employ pancreatic proenzymes, which are inactive precursors of enzymes. In the near term, we intend to target patients with limited remaining therapeutic options for the treatment of solid tumors. In future, we intend to develop our lead product candidate to treat (i) early stage cancer and (ii) pre-cancerous diseases and (iii) as a preventative measure for patients at risk of developing cancer based on genetic screening. For more information, visit: www.propanc.com.

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